Exhibit 10.43
AMENDMENT TO
AIRCRAFT SUBLEASE AGREEMENT
     THIS AMENDMENT TO AIRCRAFT SUBLEASE AGREEMENT (this “Amendment”)is entered into as of the 21st day of February, 2011 to be effective as of January 30, 2011 by and between Corporate Air, LLC, a Pennsylvania limited liability company with its principal offices at 15 Allegheny County Airport, West Mifflin, Pennsylvania 15122 (“Corporate Air”) and Dick’s Sporting Goods, Inc., a Delaware corporation with its principal offices at 345 Court Street, Coraopolis, Pennsylvania 15108 (“Dick’s Sporting Goods”).
     WHEREAS, Corporate Air and Dick’s Sporting Goods entered into an Aircraft Sublease Agreement on February 13, 2006 (the “Agreement”), with respect to the sublease, operation and management of a Gulfstream G550 Aircraft, Serial Number 5085, as described in the Agreement;
     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are acknowledged by Dick’s Sporting Goods and Corporate Air, the parties hereto intending to be legally bound hereby, agree as follows:
1. Section 2.01 of the Agreement shall be deleted and replaced in its entirety as follows:
     “2.01 Term. The term of this Agreement shall commence effective as of February 1, 2006 (the “Commencement Date”) and shall end at 5:00 o’clock p.m. (Pittsburgh time) on December 31, 2011 (the “Term”).”
2. All other sections and provisions of the Agreement remain in full force and effect and are not altered or changed by this Amendment. This Amendment may be executed in one or more counterparts. All defined terms used herein that are not otherwise defined have the meanings ascribed to them in the Agreement.
[Signatures on Following Page]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

WITNESS:	CORPORATE AIR, LLC

/s/ [illegible]	By:	/s/ Philip B. Ehrman

	Name:	Philip B. Ehrman

	Title:	Vice President

WITNESS:	DICK’S SPORTING GOODS, INC.

/s/ Marnie Schock	By:	/s/ Timothy E. Kullman

	Name:	Timothy E. Kullman

	Title:	EVP and CFO